UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 9, 2020

EVENTBRITE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38658	14-1888467
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

155 5th Street, 7th Floor

San Francisco, California 94103

(Address of principal executive offices) (Zip Code)

(415) 692-7779

(Registrant’s telephone number, include area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A common stock, par value $0.00001 per share	EB	New York Stock Exchange LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

EXPLANATORY NOTE

On May 11, 2020, Eventbrite, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Prior 8-K”), reporting, under Item 2.02, the Company’s issuance of a press release and a Shareholder Letter announcing its financial results for the quarter ended March 31, 2020. The information under Item 2.02, including Exhibits 99.1 and 99.2, of the Prior 8-K is being refiled in this Current Report on Form 8-K to correct certain formatting errors in the Prior 8-K.

Item 1.01.	Entry into a Material Definitive Agreement.

The information contained in Items 2.03 and 3.02 is hereby incorporated by reference into this Item 1.01.

Item 2.02.	Results of Operations and Financial Condition.

On May 11, 2020, the Company issued a press release and a Shareholder Letter announcing its financial results for the quarter ended March 31, 2020. Copies of the press release and the Shareholder Letter are attached hereto as Exhibits 99.1 and 99.2, respectively, and are incorporated herein by reference.

The information furnished pursuant to Item 2.02 of this Current Report on Form 8-K, including Exhibits 99.1 and 99.2 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Credit Agreement

On May 9, 2020, the Company entered into a credit agreement (the “Credit Agreement”) with FP EB Aggregator, L.P. (the “Lender”) and FP Credit Partners, L.P., as the administrative agent. The Credit Agreement provides for initial term loans (the “Initial Term Loans”) in the aggregate principal amount of $125.0 million, and delayed draw term loans (the “Delayed Draw Term Loans,” and together with the Initial Term Loans, the “New Term Loans”) in an aggregate principal amount of $100.0 million. The Delayed Draw Term Loans may only be accessed from December 31, 2020 until September 30, 2021, subject to certain conditions. The full amount of the Initial Term Loans is required to be funded no later than May 25, 2020, provided that the Lender must use commercially reasonable efforts to fund by May 13, 2020 (the “Initial Funding Date”).

Optional prepayments of borrowings under the Credit Agreement are permitted at any time, in whole or in part, but are subject to a prepayment premium or penalty of (i) prior to the first anniversary of the Initial Funding Date, a make-whole amount (as customarily defined in the Credit Agreement), (ii) on or after the first anniversary of the Initial Funding Date but prior to the second anniversary, 12% of the New Term Loans prepaid, (iii) on or after the second anniversary of the Initial Funding Date but prior to the third anniversary, 10% of the New Term Loans prepaid, (iv) on or after the third anniversary of the Initial Funding Date but prior to the fourth anniversary, 8% of New Term Loans prepaid, and (v) thereafter, 0%. Subject to certain exceptions, the Company will be required to prepay certain amounts outstanding under the New Term Loans with the net cash proceeds (as customarily defined in the Credit Agreement) of certain asset sales, certain casualty events, certain issuances of non-permitted debt and other customary prepayment events.

Borrowings under the Credit Agreement bear interest at a rate per annum equal to (i) 4.0% payable in cash and (ii) 8.5% payable in kind. The New Term Loans mature on the fifth anniversary of the Initial Funding Date, and there are no amortization payments with respect to the New Term Loans.

The borrowings under the Credit Agreement are guaranteed by the Company’s existing and future direct and indirect domestic subsidiaries (the “Guarantors”). Obligations under the Credit Agreement are secured, subject to certain customary exceptions and excluded assets, on a first-priority basis by substantially all of the Company’s and the Guarantors’ current and future assets, including a pledge of the capital stock of subsidiaries held by the Company or the Guarantors.

The Credit Agreement includes financial maintenance covenants, consisting of: (1) a minimum consolidated adjusted EBITDA covenant, commencing with the fiscal quarter ending December 31, 2021, that requires the Company to maintain adjusted EBITDA (as defined in the Credit Agreement) for the last four consecutive quarters of not less than ($25.0 million) for December 31, 2021, ($20.0 million) for March 31, 2022, ($10.0 million) for June 30, 2022, ($5.0 million) for September 30, 2022, $0 for December 31, 2022, $3.5 million for March 31, 2023, $7.0 million for June 30, 2023, $10.5 million for September 30, 2023, $15.5 million for December 31, 2023, $17.0 million for March 31, 2024, $18.5 million for June 30, 2024, $22.5 million for September 30, 2024 and $25.0 million for December 31, 2024 and for each fiscal quarter thereafter, and (2) a liquidity covenant, commencing with the first fiscal quarter ending December 31, 2020, that requires excess cash (as such term is defined in the Credit

Agreement) of the Company to be equal to or exceed (a) $75,000,000 as of each of December 31, 2020, March 31, 2021, June 30, 2021 and September 30, 2021, in each case, solely to the extent any Delayed Draw Term Loans are outstanding as of such date, and (b) $50,000,000 as of the end of each fiscal quarter thereafter whether or not any Delayed Draw Term Loans are outstanding as of such date.

The Credit Agreement contains customary negative covenants, including negative covenants that impose limitations on: (1) debt; (2) liens; (3) mergers and consolidations; (4) dispositions; (5) changes in line of business; (6) investments and acquisitions; (7) restricted payments; (8) transactions with affiliates; (9) restrictive agreements; (10) prepayments and modifications of subordinated debt; (11) sale-leasebacks; (12) changes in fiscal periods; and (13) use of proceeds. The Credit Agreement also contains customary affirmative covenants, including covenants relating to: (a) financial reporting and other obligations; (b) notices of defaults, litigation and other material events; (c) continuation of business and maintenance of existence; (d) payment of taxes and other obligations; (e) maintenance of property; (f) maintenance of insurance; (g) maintenance of books and records; (h) rights of inspection; (i) compliance with laws and regulations; (j) use of proceeds; (k) additional subsidiary guarantors and other further assurances; and (l) fulfillment of certain post-closing obligations.

The Credit Agreement provides for customary events of default including non-payment of obligations, inaccuracy of representations or warranty, non-performance of covenants and obligations, default on other material debt, bankruptcy or insolvency events, material judgments, change of control, material ERISA events and certain customary events of default relating to collateral or guarantees. Upon the occurrence of any event of default, subject to the terms of the Credit Agreement including any cure periods specified therein, customary remedies may be exercised by the lenders under the Credit Agreement against the Company and its properties.

The foregoing summary of the Credit Agreement does not purport to be complete and is subject to, and qualified in its entirety by reference to, the Credit Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 3.02.	Unregistered Sales of Equity Securities.

Stock Purchase Agreement

In connection with the execution of the Credit Agreement described above, on May 9, 2020, the Company entered into a Stock Purchase Agreement (the “Stock Purchase Agreement”) with FP EB Aggregator, L.P. (the “Purchaser”). Subject to the terms and conditions of the Stock Purchase Agreement, the Company is obligated to issue and sell 2,599,174 shares (the “Shares”) of Class A Common Stock of the Company to the Purchaser for a purchase price of $0.01 per share. The closing of the purchase and sale of the Shares is expected to occur on the Initial Funding Date (the “Stock Purchase Closing”).

The Stock Purchase Agreement contains customary representations, warranties and covenants of the Company and the Purchaser.

The offer and sale of the Shares pursuant to the Stock Purchase Agreement will be made in reliance on an exemption from registration under the Securities Act pursuant to Section 4(a)(2) thereof.

Nomination Agreement

In accordance with the terms of the Stock Purchase Agreement, at the Stock Purchase Closing, the Company is obligated to enter into a Nomination Agreement with the Purchaser and Francisco Partners Management, L.P. (“FP”) (the “Nomination Agreement”), pursuant to which, among other things, for so long as a principal amount of at least $62,500,000 remains outstanding under the Credit Agreement (the “Nomination Threshold”), the Purchaser shall have the right to designate a nominee for election to the Board of the Directors of the Company (the “Board”) as a Class III Director (the “FP Designee”) at each meeting of the stockholders of the Company at which the Class III Directors are to stand for election, subject to certain provisions as described in the Nomination Agreement, including that the FP Designee be independent of FP and otherwise be acceptable to the Company in its reasonable discretion. Pursuant to the Nomination Agreement, at any time that the Nomination Threshold is not satisfied, the FP Designee (including any successors designated pursuant to the Nomination Agreement) shall promptly offer to resign from the Board. In the event the Nomination Threshold is not satisfied, the Purchaser will not regain the right to designate a FP Designee. In addition, under the Nomination Agreement, for so long as the Nomination Threshold is satisfied, the Purchaser shall have the right to designate a Board observer.

Pursuant to the Nomination Agreement, until the later of the second anniversary of the date of the Nomination Agreement and the date on which the Nomination Threshold is not satisfied, and subject to certain customary exceptions, FP and its affiliates shall not (a) effect or seek, offer or propose to effect, or announce any intention to effect or cause or participate in or in any way assist, facilitate or encourage any other person to effect or seek, offer or propose to effect or participate in, (i) any acquisition of any equity securities, rights or options to acquire any equity securities, or any assets or businesses of the Company or its subsidiaries, (ii) any tender or exchange offer, merger or other business combination involving the Company or its subsidiaries or assets of the Company or its subsidiaries constituting a significant portion of the consolidated assets of the Company and its subsidiaries, or (iii) any “solicitation” of “proxies” (as such terms are used in the proxy rules of the U.S. Securities and Exchange Commission (the “SEC”)) or consents to vote any voting securities of the Company or any of its affiliates; (b) form, join or in any way participate in a “group” (as defined under the Exchange Act) with respect to the Company or otherwise act in concert with any person in respect of any such equity securities; (c) otherwise act, alone or in concert with others, to seek representation on or to control or influence the management, Board or policies of the Company or to obtain representation on the Board, except as provided in the Nomination Agreement; (d) take any action (other than through non-public communications with the Company or the Board) which would or would reasonably be expected to force the Company to make a public announcement regarding any of the types of matters set forth in clause (a) above; or (e) enter into any discussions or arrangements with any third party with respect to any of the foregoing.

Registration Rights Agreement

In accordance with the terms of the Stock Purchase Agreement, in connection with the Stock Purchase Closing, the Company is obligated to enter into a Registration Rights Agreement with the Purchaser (the “Registration Rights Agreement”), pursuant to which, among other things, the Company will be required to use its reasonable best efforts to cause the registration of the resale of the Shares held by the Purchaser.

The foregoing summaries of the Stock Purchase Agreement, the Nomination Agreement and the Registration Rights Agreement do not purport to be complete and are subject to, and qualified in their entirety by reference to, the Stock Purchase Agreement, the form of Nomination Agreement and the form of Registration Rights Agreement, which are filed as Exhibits 10.2, 10.3 and 10.4, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 7.01.	Regulation FD Disclosure.

A copy of the press release announcing the Company’s execution of the Credit Agreement and other matters is attached hereto as Exhibit 99.3 and is incorporated herein by reference.

The information furnished pursuant to Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.3 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Credit Agreement, dated May 9, 2020, by and among the Company, FP EB Aggregator, L.P. and FP Credit Partners, L.P., as administrative agent

10.2	Stock Purchase Agreement, dated May 9, 2020, by and between the Company and FP EB Aggregator, L.P.

10.3	Form of Nomination Agreement

10.4	Form of Registration Rights Agreement

99.1	Press Release titled “Eventbrite Announces First Quarter 2020 Financial Results,” dated May 11, 2020

99.2	Shareholder Letter for the Quarterly Period ended March 31, 2020

99.3	Press Release titled “Eventbrite Announces Financing with Francisco Partners,” dated May 11, 2020

104.1	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements, including but not limited to statements regarding the expected timing relating to the funding of the Initial Term Loans and the closing of the sale and purchase of the Shares pursuant to the Stock Purchase Agreement. These forward-looking statements reflect the Company’s views regarding current expectations and projections about future events and conditions and are based on currently available information. These forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties and assumptions that are difficult to predict, including risks related to the COVID-19 pandemic, and the Risk Factors identified in the Company’s filings with the SEC, including the Company’s Annual Report on 10-K for the year ended December 31, 2019 and any subsequent Quarterly Reports on Form 10-Q; therefore, the Company’s actual results could differ materially from those expressed, implied or forecast in any such forward-looking statements. Expressions of future goals and expectations and similar expressions, including “may,” “will,” “should,” “could,” “aims,” “seeks,” “expects,” “plans,” “anticipates,” “intends,” “believes,” “estimates,” “predicts,” “potential,” “targets,” and “continue,” reflecting something other than historical fact are intended to identify forward-looking statements. Unless required by law, the Company undertakes no obligation to update publicly any forward-looking statements, whether as a result of new information, future events or otherwise. However, readers should carefully review the reports and documents the Company files or furnishes from time to time with the SEC, particularly its Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 12, 2020	EVENTBRITE, INC.

	By:	/s/ Julia Hartz
Julia Hartz
Chief Executive Officer